EXHIBIT 10.3







                     THORNBURG MORTGAGE ASSET CORPORATION
                     1992 STOCK OPTION AND INCENTIVE PLAN,
                   AMENDED AND RESTATED AS OF MARCH 14, 1997






                     THORNBURG MORTGAGE ASSET CORPORATION

                     1992 STOCK OPTION AND INCENTIVE PLAN
                  AMENDED AND RESTATED AS OF MARCH 14, 1997

1. PURPOSE. The Plan is intended to provide incentive to key employees, officers, directors and others expected to provide significant services to the Company, including the employees, officers and directors of the Manager, to encourage proprietary interest in the Company, to encourage such key employees to remain in the employ of the Company and the Manager, to attract new employees with outstanding qualifications, and to afford additional incentive to others to increase their efforts in providing significant services to the Company.

2.    DEFINITIONS.

      a. "Act" shall mean the Securities Act of 1933, as amended, 15 U.S.C. Section77a et seq.

      b. "Agreement" shall mean the agreement entered into between the Company and the recipient of a Grant pursuant to section 7(b)(i) hereof.

      c.    "Board" shall mean the Board of Directors of the Company.

      d. "Class I Participant" shall mean any director of the Company who is also appointed to serve on the Committee and who at the time of his appointment qualifies as a "Non-Employee Director" under Rule 16b-3(b)(3)(i) promulgated under the Exchange Act and as an "Outside Director" under Section 1.162-27(e)(3)(i) of the Treasury Regulations. This Plan is intended to provide Grants to Class I Participants pursuant to the formula set forth in
Section 7(a) and thereby to permit Class I Participants to act as disinterested persons with respect to grants to Class II Participants.

      e. "Class II Participant" shall mean all Eligible Persons, except the Class I Participants.

      f.    "Code" shall mean the Internal Revenue Code of 1986, as amended.

      g. "Committee" shall mean the committee, consisting solely of Class I Participants, appointed by the Board in accordance with Section 4 of the Plan.

      h. "Common Stock" shall mean the Common Stock, par value $0.01 per share, of the Company.

      i. "Company" shall mean Thornburg Mortgage Asset Corporation, a Maryland corporation.

      j. "Convertible Preferred Stock" shall mean any class or series of the preferred stock of the Company, as shall be issued from time to time, that is convertible into Common Stock of the Company.

      k. "DER" shall mean a dividend equivalent right consisting of the right to receive, as specified by the Committee or the Board at the time of Grant, either (i) cash or (ii) PSRs, in an amount equal to the dividend distributions paid on a share of Common Stock.


      l. "Disability" shall mean the condition of an Employee or member of the Board who is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

      m. "Grant" shall mean the issuance of an Incentive Stock Option, Non-statutory Stock Option, DER, SAR, PSR or any combination thereof to an Eligible Person.

      n. "Eligible Persons" shall mean officers, directors and employees of the Company or the Manager and other persons expected to provide significant services to the Company. For purposes of this Plan, a director (other than a member of the Committee) or a consultant, vendor, customer, or other provider of significant services to the Company shall be deemed to be an Eligible Person, and will be eligible to receive Non-statutory Stock Options, SARs, DERs or PSRs only after finding the value of the services rendered or to be rendered to the Company is at least equal to the value of the Grants being awarded.

      o. "Employee" shall mean an individual, including an officer of the Company, who is employed (within the meaning of Code Section 3401 and the regulations thereunder) by the Company.

      p. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, 15 U.S.C. Section78a et seq.

      q. "Exercise Price" shall mean the price per Share of Common Stock, determined by the Board or the Committee, at which an Option may be exercised.

      r. "Fair Market Value" shall mean the value of one (1) Share of Common Stock, determined as follows:

            i. If the Shares are traded on an exchange, the price at which Shares traded at the close of business on the date of valuation;

            ii. If the Shares are traded over-the-counter on the NASDAQ System, the closing price if one is available, or the mean between the bid and asked prices on said System at the close of business on the date of valuation; and

            iii.  If neither (i) nor (ii)  applies,  the fair market  value as
      determined  by  the  Board  or  the   Committee  in  good  faith.   Such
      determination shall be conclusive and binding on all persons.

      s. "Incentive Stock Option" shall mean an Option of the type described in Section 422(b) of the Code issued to an Employee.

      t. "Manager" shall mean Thornburg Mortgage Advisory Corporation, a Delaware corporation.

      u. "Non-statutory Stock Option" shall mean an Option not described in Section 422(b) of the Code.


      v. "Option" shall mean any option, whether an Incentive Stock Option or a Non-statutory Stock Option, to purchase a share of Common Stock granted pursuant to the Plan.

      w. "Optionee" shall mean any Eligible Person who has received an Option.

      x. "Plan" shall mean the Thornburg Mortgage Asset Corporation 1992 Stock Option and Incentive Plan, as it may be amended from time to time.

      y. "PSR" shall mean a phantom stock right, consisting of the unfunded deferred obligation of the Company (i) to pay the recipient of a PSR upon exercise an amount of cash equal to the Fair Market Value at the time of exercise of the number of Shares to which the PSR Grant relates, and (ii) if so provided in the applicable Agreement, to grant credits based on the cash dividend that would be paid on the number of Shares to which the PSR Grant relates.

      z. "Purchase Price" shall mean the Exercise Price times the number of Shares with respect to which an Option is exercised.

      aa. "SAR" shall mean a stock appreciation right, consisting of the unfunded deferred obligation of the Company to pay the recipient of the SAR upon exercise an amount of cash equal to the excess, if any, of (i) the Fair Market Value of the number of Shares to which the SAR Grant relates at the time that the recipient exercises the SAR over (ii) the Fair Market Value at the time that the SAR was issued.

      bb.   "Share"  shall  mean one (1) share of Common  Stock,  adjusted  in accordance with Section 10 of the Plan (if applicable).

      cc.   "Subsidiary"  shall mean any  corporation,  partnership,  or other entity at least fifty percent (50%) of the economic interest in the equity of which is owned by the Company or by another Subsidiary.

      dd. "Termination of Employment" shall mean the time when the employee-employer relationship or directorship between the Optionee and the Company is terminated for any reason, with or without cause, including but not limited to any termination by resignation, discharge, death or retirement; provided, however, Termination of Employment shall not include a termination where there is a simultaneous reemployment of the Optionee by the Company. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including but not limited to the question of whether any Termination of Employment was for cause and all questions of whether particular leaves of absence constitute Terminations of Employment. With respect to Incentive
Stock Options, a leave of absence for disability shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of Section 422(c)(6) of the Code.

3.    EFFECTIVE  DATE. The Plan  originally  became  effective as of September
29, 1992. This amendment and restatement became effective as of March 14, 1997, the date that it was adopted by the Board, subject to approval by the Company's shareholders. The Plan will have been submitted to shareholders for their approval within twelve months after receipt of Board approval. Any Grants awarded before approval of the amendment and restatement of the Plan by the Company's shareholders shall be accrued for the benefit of the participant until the Plan has been approved by the shareholders.

4.    ADMINISTRATION.

      a. Membership on Committee. The Plan shall be administered by the Committee which shall consist of two or more members of the Board, each of whom shall qualify as a Non-Employee Director as defined in Rule 16b-3(b)(3)(i) promulgated under the Exchange Act. The Board shall appoint one of the members of the Committee as Chairman of the Committee.

      b. Committee Meetings. The Committee shall hold meetings at such times and places as it may determine. Acts of a majority of the Committee, or acts approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

      c. Grant Awards. The Committee shall from time to time at its discretion select the Class II Participants who are to be issued Grants, determine the number of Shares (i) to be optioned or (ii) with respect to which the Grant is to be issued, to each Class II Participant and designate any Options granted as Incentive Stock Options or Non-statutory Stock Options, except that no Incentive Stock Option may be granted to an Eligible Person who is not an Employee of the Company. The Committee shall determine the terms and conditions, not inconsistent with the terms of the Plan, of any Grants awarded hereunder (including, but not limited to the performance goals and periods applicable to the award of Grants). The interpretation and construction by the Committee of any provision of the Plan or of any Option granted thereunder shall be final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant hereunder.

5.    PARTICIPATION.

      a. Eligibility. Only Eligible Persons shall be eligible to receive grants of Options under the Plan.

      b. Limitation of Ownership. No Options shall be granted under the Plan to any person who after such Grant would beneficially own more than 9.8% of the outstanding shares of Common Stock of the Company, unless expressly and specifically waived by action of the independent Directors of the Board.

      c. Stock Ownership. For purposes of (b) above, in determining stock ownership an Optionee shall be considered as owning the stock owned, directly or indirectly, by or for his brothers, sisters, spouses, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which any person holds an Option shall be considered to be owned by such person.

      d. Outstanding Stock. For purposes of (b) above, "outstanding shares" shall include all stock actually issued and outstanding immediately after the grant of the Option to the Optionee. With respect to the stock ownership of any Optionee, "outstanding shares" shall include shares authorized for issue under outstanding Options held by such Optionee, but not options held by any other person.

6. STOCK. The stock subject to Options granted under the Plan shall be Shares of the Company's authorized but unissued or reacquired Common Stock. The aggregate number of Shares which may be issued upon exercise of Options under the Plan shall not exceed 2,000,000 Shares. The number of Shares subject to Options outstanding at any time shall not exceed the number of Shares remaining available for issuance under the Plan and shall not at any time exceed 5% of the total outstanding shares of the Company's Common Stock. In the event that any outstanding Option for any reason expires or is terminated, the Shares allocable to the unexercised portion of such Option may again be made subject to any Option. The limitations established by this
Section 6 shall be subject to adjustment in the manner provided in Section 10 hereof upon the occurrence of an event specified therein.

7.    TERMS AND CONDITIONS OF OPTIONS.

      a.    Class I Participants.

            i. Initial Awards. Awards under this Section 7(a) shall be made to Class I Participants only. Each Class I Participant shall automatically be granted a Non-statutory Stock Option to purchase 13,333 shares of Common Stock upon the date such person is initially appointed to the Committee.

            ii. Periodic Awards. Subject to the limitations set forth in Sections 5 and 6, without any further action by the Board of Directors or the Committee, each Class I Participant shall be granted Non-statutory Stock Options to purchase:

                  (1) Fixed offering. As of the pricing date of any firm commitment public offering or direct placement of the Common Stock, a number of shares of Common Stock equal to the total number of shares of Common Stock sold under the offering (including shares sold under the underwriter's overallotment) multiplied by .002; and

                  (2)   Continuous  Offering.  As of the last  business day on
which the New York Stock Exchange is open for trading during each fiscal quarter of the Company, a number of shares of Common Stock equal to the total number of shares of Common Stock sold by the Company during such fiscal quarter multiplied by .002, excluding (A) Options granted pursuant to the sale of Common Stock during the calendar quarter under subsection (1) above,
(B) any shares of Common Stock issued under the Company's Dividend Reinvestment and Stock Purchase Plan or (C) shares acquired pursuant to the exercise of Options granted under the Plan.

                  (3) Issuance of Convertible Preferred Stock. As of the pricing date of any firm commitment public offering or direct placement of Convertible Preferred Stock, a number of shares of Common Stock equal to the total number of shares of Common Stock into which the Convertible Preferred Stock may be converted at the price of the Common Stock on the date of the issuance of the Convertible Preferred Stock sold under the offering (including shares sold under the underwriter's overallotment) multiplied by
 .002; and

                  (4)   Exercise   of  Options   issued   with   respect  to
Convertible Preferred Stock. Options issued to Class I Participants with respect to Convertible Preferred Stock shall not be exercisable until the Convertible Preferred Stock with respect such Options were issued is converted into Common Stock.

            iii. Exercise Price. Each Option granted to Class I Participants shall be exercisable at the Fair Market Value of the Common Stock on the date of grant.



            iv.   Option  Period and  Adjustments.  Each  Option  granted to a
Class I Participant shall become exercisable commencing six (6) months after the date of grant and shall expire ten (10) years thereafter. Options granted to Class I Participants shall be subject to adjustment as provided in
Section 10 provided that such adjustment and any action by the Board or the Committee with respect to the Plan and such Options satisfies the requirements of Rule 16b-3 and does not cause any member of the Committee to be disqualified as a Non-Employee Director.

            v. Phase-in of DERs for Class I Participants. The Company will issue DERs at the same time as the Options, exercisable separately, in the amount of: 25% of the Options granted to each Class I Participant in 1997, 35% of the Options granted to each Class I Participant in 1998, 45% of the Options granted to each Class I Participant in 1999, 55% of the Options granted to each Class I Participant in 2000, 65% of the Options granted to each Class I Participant in 2001, and 75% of the Options granted to each Class I Participant in following years.

                  (1) Such DERs will be payable in cash or in PSRs at the election of the recipient Class I Participant at the time of issuance.

                  (2) DERs granted with respect to the issuance of Convertible Preferred Stock under (a)(ii)(3) of this Section 7 will vest in the recipient Class I Participant only on and after conversion of such Convertible Preferred Stock to Common Stock.

      b.    Class II Participants.

            i. Agreements. Grants to Class II Participants shall be evidenced by written Agreements in such form as the Committee shall from time to time determine. Such Agreements shall comply with and be subject to the terms and conditions set forth below.

            ii.   Number of Shares.  Each Option or other  Grant  granted to a
Class II Participant shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 10 hereof.

      c. Grants. Subject to the terms and conditions of the Plan and consistent with the Company's intention for the Committee to exercise the greatest permissible flexibility under Rule 16b-3 in awarding Grants, the Committee shall have the power:

                  (1) To determine from time to time the Grants to be granted to Eligible Persons under the Plan and to prescribe the terms and provisions (which need not be identical) of Grants granted under the Plan to such persons;

                  (2) To construe and interpret the Plan and Grants thereunder and to establish, amend, and revoke rules and regulations for administration of the Plan. In this connection, the Committee may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, in any Agreement, or in any related agreements, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final and binding upon the Company and the Optionees and Grantees;

                  (3) To amend any outstanding Grant, subject to Section 12 hereof, and to accelerate or extend the vesting or exercisability of any Grant and to waive conditions or restrictions on any Grants, to the extent it shall deem appropriate; and

                  (4) Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to the Plan. Each Option granted to a Class II Participant shall state the Exercise Price. The Exercise Price for any Option shall not be less than the Fair Market Value on the date of Grant.

      d. Medium and Time of Payment. The Purchase Price for each Option granted to a Class II Participant shall be payable in full in United States dollars upon the exercise of the Option. In the event the Company determines that it is required to withhold taxes as a result of the exercise of an Option, as a condition to the exercise thereof, an Employee may be required to make arrangements satisfactory to the Company to enable it to satisfy such withholding requirements in accordance with Section 15 hereof. If the applicable Agreement so provides, the Purchase Price may be paid in one or a combination of the following:

            i. By the surrender of Shares in good form for transfer, owned by the person exercising the Option and having a Fair Market Value on the date of exercise equal to the Purchase Price, or in any combination of cash and Shares, as long as the sum of the cash so paid and the Fair Market Value of the Shares so surrendered equal the Purchase Price;

            ii. By cancellation of indebtedness owed by the Company to the Optionee;

            iii. By a loan or extension of credit from the Company evidenced by a full recourse promissory note executed by the Optionee. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may require that the Optionee pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Optionee until such note shall have been paid in full.

      e.    Term and Nontransferability of Grants and Options.

            i. Each Grant shall state the time or times which all or part thereof becomes exercisable, subject to the following restrictions.

            ii.   No Grant shall be exercisable except by the recipient.

            iii. No Option shall be assignable or transferable, except pursuant to a qualified domestic relations order as defined in Code Section 414(p) or, in the event of the Optionee's death, by will or the laws of descent and distribution.

            iv. No Option shall be exercisable (i) until at least six (6) months after the date of grant and (ii) after the expiration of ten (10) years from the date it was granted.

            v. Unless otherwise provided in the Agreement, no DERs, SARs and PSRs shall be exercisable (i) until at least six (6) months after the date of grant and (ii) after three (3) months after the recipient's departure from employment for the Company, the Manager or Subsidiary, subject to subsections (f), (g), (h), (i), (j), (k) and (l) below.

      f. Termination of Employment, Except by Death or Disability. Upon any Termination of Employment for any reason other than his or her death or Disability, a recipient of a Grant shall have the right, subject to the restrictions of (c) above, to exercise his or her Grant at any time within three (3) months after Termination of Employment, but only to the extent that, at the date of Termination of Employment, the recipient's right to exercise such Grant had accrued pursuant to the terms of the applicable Agreement and had not previously been exercised; provided, however, that if the recipient was terminated as an Employee or removed as a member of the Board for cause (as defined in the applicable Agreement or as determined by the Committee) any Grant not exercised in full prior to such termination shall be canceled. For this purpose, the employment relationship shall be treated as continuing intact while the recipient is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Committee). The foregoing notwithstanding, in the case of an Incentive Stock Option, employment shall not be deemed to continue beyond the ninetieth (90th) day after the Optionee's reemployment rights are guaranteed by statute or by contract.

      g. Death of Recipient. If the recipient of a Grant dies while an Eligible Person or within three (3) months after any Termination of Employment other than for cause, and has not fully exercised the Grant, then the Grant may be exercised in full, subject to the restrictions of (c) above, at any time within twelve (12) months after the recipient's death, by the executors or administrators of his or her estate or by any person or persons who have acquired the Grant directly from the recipient by bequest or inheritance, but only to the extent that, at the date of death, the recipient's right to exercise such Grant had accrued and had not been forfeited pursuant to the terms of the applicable Agreement and had not previously been exercised.

      h. Disability of Grant Recipient. Upon Termination of Employment for reason of Disability, such Grant recipient shall have the right, subject to the restrictions of (c) above, to exercise the Grant at any time within twelve (12) months after Termination of Employment, but only to the extent that, at the date of Termination of Employment, the Grant recipient's right to exercise such Grant had accrued pursuant to the terms of the applicable Agreement and had not previously been exercised.

      i.    Rights  as  a  Shareholder.   An  Optionee,  a  transferee  of  an
Optionee, or the holder of a DER, PSR or SAR shall have no rights as a shareholder with respect to any Shares covered by his or her Grant until, in the case of an Optionee, the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 10 hereof.

      j. Modification, Extension and Renewal of Option. Within the limitations of the Plan, and only with respect to Options granted to Class II Participants, the Committee may modify, extend or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. The Committee may not modify, extend or renew any Option granted to any Class I Participant unless such modification, extension or renewal shall satisfy the requirements of Rule 16b-3. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

      k. Other Provisions. The Agreements authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan (including, without limitation, restrictions upon the exercise of the Option) as the Committee shall deem advisable.

8. LIMITATION ON VALUE OF EXERCISABLE SHARES. In the case of Incentive Stock Options granted hereunder, the aggregate Fair Market Value (determined as of the date of the grant thereof) of the Shares with respect to which Incentive Stock Options become exercisable by any employee of the Company for the first time during any calendar year (under this Plan and all other plans maintained by the Company, its parent or its Subsidiaries) shall not exceed $100,000.

9. TERM OF PLAN. Options may be granted pursuant to the Plan until the expiration of ten (10) years from the effective date of the Plan.

10.   RECAPITALIZATIONS AND CHANGES IN CONTROL.

      a. Subject to any required action by shareholders, and provided that all requirements of Rule 16b-3 are satisfied, the number of Shares covered by the Plan as provided in Section 6 hereof, the number of Shares covered by each outstanding Option and the Exercise Price thereof and the rights under the Grant of a DER, PSR or SAR shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only of Common Stock) or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company.

      b. Subject to any required action by shareholders, if the Company is the surviving corporation in any merger or consolidation, each outstanding Option and the rights under the Grant of a DER, PSR or SAR shall pertain and apply to the securities to which a holder of the number of Shares subject to the Option would have been entitled. In the event of a merger or consolidation in which the Company is not the surviving corporation, the date of exercisability of each outstanding Grant shall be accelerated to a date prior to such merger or consolidation, unless the agreement of merger or consolidation provides for the assumption of the Grant by the successor to the Company.

      c. To the extent that the foregoing adjustments relate to securities of the Company, such adjustments shall be made by the Committee, whose determination shall be conclusive and binding on all persons.

      d. Except as expressly provided in this Section 10, the recipient of the Grant shall have no rights by reason of subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option.

      e. Grants made pursuant to the Plan shall not affect in any way the right or power to the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business assets.

      f.    Upon the  occurrence  of a Change of  Control  as  defined in this
Section 10:

            i. Each outstanding Option and Stock Appreciation Right shall automatically become fully exercisable.

            ii. All restrictions and conditions on each PSR and DER shall automatically lapse and all Grants under the Plan shall be deemed fully vested.

      g. "Change of Control" shall mean the occurrence of any one of the following events:

            i. any "person," as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any of its Affiliates or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its Affiliates) together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 20% or more of either
(A) the combined voting power of the Company's then outstanding securities having the right to vote in an election of the Board of Directors ("voting securities") or (B) the then outstanding Shares (in either such case other than as a result of an acquisition of securities directly from the Company); or

            ii. persons who, as of the effective date of the amendment and restatement of the Plan, constitute the Company's Board of Directors (the "Incumbent Directors") cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a Director of the Company subsequent to the Effective Date whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors shall, for purposes of this Plan, be considered an Incumbent Director; or

            iii.  the  shareholders  of the  Company  shall  approve  (A)  any consolidation or merger of the Company or any Subsidiary where the shareholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate 80% or more of the voting securities of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (C) any plan or proposal for the liquidation or dissolution of the Company.

            iv. Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of Shares or other voting securities outstanding, increases (x) the proportionate number of Shares beneficially owned by any person to 20% or more of the Shares then outstanding or (y) the proportionate voting power represented by the voting securities beneficially owned by any person to 20% or more of the combined voting power of all then outstanding voting securities; provided, however, that if any person referred to in clause (x) or (y) of this sentence shall thereafter become the beneficial owner of any additional Shares or other voting securities (other than pursuant to a stock split, stock dividend, or similar transaction), then a "Change of Control" shall be deemed to have occurred for purposes of this subsection (g).

11.   SECURITIES LAW REQUIREMENTS.

      a. Legality of Issuance. The issuance of any Shares upon the exercise of any Option and the grant of any Option shall be contingent upon the following:

            i. the Company and the Optionee shall have taken all actions required to register the Shares under the Act, and to qualify the Option and the Shares under any and all applicable state securities or "blue sky" laws or regulations, or to perfect an exemption from the respective registration and qualification requirements thereof;

            ii. any applicable listing requirement of any stock exchange on which the Common Stock is listed shall have been satisfied; and

            iii. any other applicable provision of state or federal law shall have been satisfied.

      b. Restrictions on Transfer. Regardless of whether the offering and sale of Shares under the plan has been registered under the Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions on the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state or any other law. In the event that the sale of Shares under the Plan is not registered under the Act but an exemption is available which required an investment representation or other representation, each Optionee shall be required to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on all persons. Stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear the following restrictive legend and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law.

      "THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT."

      c. Registration or Qualification of Securities. The Company may, but shall not be obligated to, register or qualify the issuance of Options and/or the sale of Shares under the Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the issuance of Options or the sale of Shares under the plan to comply with any law.

      d. Exchange of Certificates. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing shares sold under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

12. AMENDMENT OF THE PLAN. The Board or the Committee may from time to time, with respect to any Shares at the time not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever.


13. EFFECT OF CERTAIN TRANSACTIONS. In the case of (i) the dissolution or liquidation of the Company, (ii) a reorganization, merger, consolidation or other business combination in which the Company is acquired by another entity or in which the Company is not the surviving entity, or (iii) the sale of all or substantially all of the assets of the Company to another entity, the Plan and the Grants issued hereunder shall terminate upon the effectiveness of any such transaction or event, unless provision is made in connection with such transaction for the assumption of Grants theretofore granted, or the substitution for such Grants of new Grants, by the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and the per share exercise prices, as provided in Section 10. In the event of such termination, all outstanding Options and Grants shall be exercisable in full for at least fifteen days prior to the date of such termination whether or not otherwise exercisable during such period.

14. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Common Stock pursuant to the exercise of an Option will be used for general corporate purposes.

15.   TAX WITHHOLDING.

      a. Each recipient of a Grant shall, no later than the date as of which the value of any Grant first become includable in the gross income of the recipient for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Company regarding payment of any federal, state or local taxes of any kind that are required by law to be withheld with respect to such income.

      b. A recipient may elect to have such tax withholding satisfied, in whole or in part, by (1) authorizing the Company to withhold a number of Shares to be issued pursuant to a Grant equal to the Fair Market Value as of the date withholding is effected that would satisfy the withholding amount due, (2) transferring to the Company Shares owned by the recipient with a Fair Market Value equal to the amount of the required withholding tax, or (3) in the case of a recipient who is an employee of the Company at the time such withholding is effected, by withholding from the recipient's cash compensation.

      c. A recipient who is an employee of the Manager or another affiliate of the Company shall also reimburse his employer, if an affiliate of the Company, for the tax on any additional amount of compensation income deemed recognized by such recipient's employer from the Company, reduced by the amount of the compensation deduction permitted such recipient's employer as a result of such employee's receipt or exercise of the Grant.

16. EXECUTION. The Company has caused this amendment and restatement of the Plan to be executed in the name and on behalf of the Company by an officer of the Company thereunto duly authorized.

                        THORNBURG MORTGAGE ASSET CORPORATION
                        a Maryland corporation



                        By:/s/H.Garrett Thornburg, Jr.
                           H. Garrett Thornburg, Jr.,
                           Chairman